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                          SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549-1004



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) January 21, 1994


                            PARAMOUNT COMMUNICATIONS INC.
                (Exact name of registrant as specified in its charter)




         Delaware                       1-5404               74-1330475
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


     15 Columbus Circle                                      10023-7780
     New York, New York
(Address of principle executive offices)                     (Zip code)




          Registrant's telephone number, including area code (212) 373-8000




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          Item 5.  Other Events
                   ------------



                    On January 21, 1994, Paramount Communications Inc.

          ("Paramount") terminated the Agreement and Plan of Merger (the

          "QVC Merger Agreement") with QVC Network, Inc. ("QVC").  In addition, pursuant to the QVC Merger Agreement, the Exemption

          Agreement with QVC (the "QVC Exemption Agreement") became

          effective on January 21, 1994.  The QVC Exemption Agreement provides for the amendment of the Rights Agreement relating to

          Paramount's Common Stock Purchase Rights and the taking of appropriate action so that restrictions on business combinations contained in Article XI of Paramount's Restated Certificate of

          Incorporation and Section 203 of the Delaware General Corporation

          Law shall not apply to the consummation of the pending tender offer by QVC for Paramount Common Stock (the "QVC Offer") if the

          minimum condition with respect to the QVC Offer, among other conditions, is satisfied.  The QVC Exemption Agreement will thereby allow Paramount stockholders, if they so choose, to have their shares of Paramount Common Stock ("Shares") accepted for payment pursuant to the QVC Offer.

                    On January 21, 1994, Paramount and Viacom Inc.

          ("Viacom") entered into an Agreement and Plan of Merger which sets forth, among other things, (i) the revised terms of the

          Viacom tender offer (as so revised, the "Revised Viacom Offer"),

          which terms had provided for the purchase of 50.1% of the

          outstanding Shares plus the Shares issuable upon the exercise of




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          the then exercisable stock options, as of the expiration of the offer, at a price of $105 per Share, and which now provide for the purchase of such Shares at a price of $107 per Share and (ii)

          the revised terms of the second-step merger to be effected in the event the Revised Viacom Offer is consummated, which terms had provided for the exchange of (A) 0.93065 shares of Viacom Class B

          Common Stock and (B) 0.30408 shares of Viacom Merger Preferred

          Stock for each remaining Share and which now provide for the exchange of (1) 0.93065 shares of Viacom Class B Common Stock,

          (2) 0.30408 shares of Viacom Merger Preferred Stock, (3) 0.93065

          Contingent Value Rights and (4) 0.5 Warrants to purchase Viacom

          Class B Common Stock for each remaining Share.

                    A copy of the press release of Paramount, dated

          January 21, 1994, relating to the above-described transactions is attached hereto as Exhibit 99 and is incorporated herein by reference.



          Item 7.  Financial Statements and Exhibits
                   ---------------------------------

          (b)  Exhibits.

               99 - Press Release of Paramount dated January 21, 1994


















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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PARAMOUNT COMMUNICATIONS INC.



                                   By:Donald Oresman
                                      --------------------------
                                      Donald Oresman
                                      Executive Vice President



          January 28, 1994













































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                                  INDEX TO DOCUMENTS


          Exhibit
          Number
          -------


          99 - Press Release of Paramount dated
               January 21, 1994